UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5021

DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/04

SSL-DOCS2 70128344v6

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
Short-Intermediate
Municipal Bond Fund

ANNUAL REPORT March 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
30	Report of Independent Auditors
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier
Short-Intermediate
Municipal Bond Fund

LETTER FROM THE CHAIRMAN

The Fund

Dear Shareholder:

This annual report for Dreyfus Premier Short-Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica Wieboldt.

Municipal bonds generally continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger U.S. economy.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the tax-exempt bond market, the current cycle has been different to date. Sluggish job growth has helped forestall potential inflationary factors, and a rising supply of municipal bonds has supported their yields compared to comparable taxable bonds, benefiting performance.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the municipal bond market.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier Short-Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2004, the fund produced a 2.17% total return for Class A shares, 1.35% for Class B shares, 2.31% for Class D shares and 2.24% for Class P shares.1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), the fund’s benchmark, provided a total return of 2.76% for the reporting period.2 In addition, the average total return during the same period for all funds reported in the Lipper Short Municipal Debt Funds category was 2.04%.3

Despite a recovering economy, municipal bonds generally ended the reporting period with prices slightly higher than where they began. Most of the fund’s shares modestly outperformed the Lipper category average, primarily due to our focus on bonds in the 5-year maturity range, where yield differences were particularly steep. The fund’s returns were lower than that of the Index, which does not reflect fund fees or expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax. The fund will invest only in municipal bonds rated investment-grade or the unrated equivalent as determined by Dreyfus.The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate

The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

environment and the municipal bond’s potential volatility in different rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market envi-ronment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, municipal bonds continued to rally in anticipation of the Federal Reserve Board’s (the “Fed”) reduction of the federal funds rate to 1% at their meeting in late June. Shortly after the Fed’s rate-cut, however, the economy began to recover more robustly, raising concerns that interest rates might begin to rise. Consequently, in the summer of 2003,municipal bonds suffered one of the worst six-week declines in their history. Because of their relatively short maturities, the fund’s holdings generally declined less than longer-term securities.

Although the bond market remained volatile as investors’ economic expectations changed, municipal bond prices gradually recovered during the reporting period’s second half. Overall, bond prices were supported by persistently anemic job growth and the Fed’s assurances that it could be patient before raising short-term interest rates. As a result, short-term bond yields remained anchored at low levels by the 1% federal funds rate, while intermediate-term bond yields tended to rise as the economy gained strength, resulting in wider yield “spreads.”

Because of the steep yield curve, it made sense for us to capture the incrementally higher yields offered by bonds with maturities in the longer end of the five-year range. These longer-term holdings were balanced by investments with a strong income profile and relatively low duration, which is a measure of sensitivity to changing interest rates.The fund’s portfolio structure had an average weighted maturity that was shorter than that of the Index for most of the reporting period, helping to reduce its sensitivity to heightened market volatility. In addition, we added to the fund’s performance through certain yield enhancement strategies that were designed to augment the nominal income produced by the fund’s holdings.

What is the fund’s current strategy?

As of the end of the reporting period, the fund’s core positions of higher-yielding investment-grade bonds were complemented by current-coupon bonds generally selling at prices close to their face values. In addition, we have structured the fund to have an ongoing maturity schedule, which we believe will give it flexibility to react to changes in interest rates. Given the potential that stronger economic growth may continue to develop and inflation-adjusted interest rates may remain near historical highs, we believe it is prudent to maintain a relatively conservative duration posture over the foreseeable future. Accordingly, as of the reporting period’s end, the fund’s average duration was approximately 2.1 years, compared to about 2.6 years for the Index.

April 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class D shares of Dreyfus Premier Short-Intermediate Municipal Bond Fund on 3/31/94 to a $10,000 investment made in the Lehman Brothers 3-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class P shares will vary from the performance of Class D shares shown above due to differences in charges and expenses. The fund invests primarily in short-intermediate term municipal securities and maintains a portfolio with a weighted average maturity ranging between 2 and 3 years.The fund’s performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years, and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class D shares		2.31%	3.51%	4.01%
Class A shares
with maximum sales charge (2.0%)	3/12/03	0.17%	—	—	(0.34)%
without sales charge	3/12/03	2.17%	—	—	1.60%
Class B shares
with applicable redemption charge †	3/12/03	(2.63)%	—	—	(2.94)%
without redemption	3/12/03	1.35%	—	—	0.80%

Class P shares	3/12/03	2.24%	—	—	1.67%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.

The Fund

STATEMENT OF INVESTMENTS TA N T O F T M E N T S
March 31, 2004

	Principal
Long-Term Municipal Investments—100.3%	Amount ($)		Value ($)

Alaska—.9%
Alaska Housing Finance Corp.
(State Capital Project) 4%, 7/1/2005 (Insured; MBIA)	2,635,000		2,728,727
Arizona—1.7%
Maricopa County, Pollution Control Corp., PCR
(Southern California Edison Co.) 2.90%, 3/2/2009	5,000,000		4,956,650
Arkansas—.7%
Arkansas Student Loan Authority, Revenue
(Student Loan) 5.35%, 6/1/2009	2,000,000		2,116,920
California—7.3%
California 1.98%, 2/3/2005	4,250,000		4,250,000
California Department of Water Resources, Power Supply
Revenue 5.25%, 5/1/2007 (Insured; MBIA)	2,500,000		2,755,000
California Pollution Control Financing Authority, PCR
(Southern California Edison Co.) 2%, 3/1/2006	3,500,000		3,486,000
California Statewide Communities Development Authority:
COP (The Internext Group) 4.25%, 4/1/2005	1,975,000		2,014,342
(Kaiser Permanente) 2.30%, 5/1/2007	5,000,000		4,985,750
Redding, Electric System Revenue, COP
10.252%, 6/1/2005 (Insured; FGIC)	550,000	[a]	575,514
Riverside County Public Financing Authority, COP
5.125%, 5/15/2004	1,030,000		1,034,295
San Diego County, COP
(Burnham Institute) 5.15%, 9/1/2006	600,000		636,684
Truckee-Donner Public Utility District, COP:
3%, 1/1/2005	500,000		505,695
4%, 1/1/2007	1,000,000		1,047,340
Colorado—5.0%
Countrydale Metropolitan District
3.50%, 12/1/2007 (LOC; Compass Bank)	3,000,000		3,073,050
Denver City and County Airport, Revenue
5.25%, 11/15/2005 (Insured; FGIC)	5,000,000		5,302,600
Mesa County Valley School District Number 51, COP
4%, 12/1/2004	1,000,000		1,013,890
Tower Metropolitan District, Improvement
4%, 11/30/2005	5,000,000		5,177,550
Connecticut—.9%
Greenwich Housing Authority, MFHR (Greenwich Close):
5.95%, 9/1/2006	310,000		319,312
6.05%, 9/1/2007	330,000		342,629

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Connecticut (continued)
Mashantucket Western Pequot Tribe, Special Revenue
6.50%, 9/1/2005	1,260,000	1,339,569
Mohegan Tribe of Indians of Connecticut Gaming
Authority, Priority Distribution Payment,
Public Improvement 5%, 1/1/2008	500,000	537,680
District of Columbia—1.5%
District of Columbia:
5%, 6/1/2005	500,000	521,195
COP 5%, 1/1/2005 (Insured; AMBAC)	1,000,000	1,027,850
Tax Increment Revenue (Mandarin Oriental)
Zero Coupon, 7/1/2005 (Insured; FSA)	2,890,000	2,840,379
Florida—3.1%
Highlands County Health Facilities Authority, Revenue
(Adventist Health/Sunbelt) 3.35%, 9/1/2005	4,000,000	4,089,640
Hillsborough County Industrial Development Authority,
HR (Tampa General Hospital Project)
4%, 10/1/2006	1,640,000	1,716,522
Lee County Industrial Development Authority,
Health Care Facilities Revenue
(Cypress Cove Healthpack) 5.875%, 10/1/2004	2,000,000	2,011,740
West Orange Healthcare District, Revenue
5.30%, 2/1/2007	1,155,000	1,255,577
Georgia—1.4%
Milledgeville-Baldwin County Development Authority,
Student Housing Revenue (Georgia College and
State University Foundation) 5%, 9/1/2004	4,000,000	4,060,520
Hawaii—.4%
Kuakini, Health System Special Purpose Revenue
5%, 7/1/2007	1,235,000	1,293,502
Illinois—5.1%
Alton, Hospital Facility Revenue
(Saint Anthonys Health Center)
5.875%, 9/1/2006	1,210,000	1,256,210
Chicago Housing Authority, Capital Program Revenue
5%, 7/1/2006	4,000,000	4,276,760
Chicago Transit Authority, Capital Grant Receipts,
Revenue 4.25%, 6/1/2008 (Insured; AMBAC)	2,000,000	2,055,880
Chicago Wastewater Transmission, Revenue
5.30%, 1/1/2005 (Insured; FGIC)	2,000,000	2,062,300

The e Fundu n d

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Illinois (continued)
Flora, Revenue (Heritage Woods Project)
3.75%, 10/23/2004 (LOC; FHLB)	3,250,000		3,283,702
Northern Illinois University, Revenues
(Auxilary Facilities System)
Zero Coupon, 4/1/2006 (Insured; FGIC)	1,865,000		1,805,413
Indiana—2.1%
Indiana Development Finance Authority, SWDR
(Waste Management Inc., Project) 2.70%, 10/1/2004	1,000,000		1,003,760
Indiana Health Facility Financing Authority, HR
(Methodist Hospital Inc.) 5%, 9/15/2005	1,000,000		1,048,050
Purdue University, University Revenues
(Purdue University Student Facilities System)
5%, 7/1/2006	3,755,000		4,040,718
Iowa—4.7%
Ankeny Community School District,
Sales and Services Tax Revenue
(School Infrastructure) 4%, 7/1/2006	2,560,000		2,680,986
Eddyville, PCR (Cargill Inc. Project) 5.40%, 10/1/2006	2,760,000		2,995,124
Iowa Student Loan Liquidity Corp.,
Student Loan Revenue 8.251%, 12/1/2005	5,000,000	[a,b]	5,494,500
Polk County, Revenue
(Catholic Health Initiatives) 4.55%, 12/1/2004	2,405,000		2,456,275
Kansas—1.5%
Burlington, EIR (Kansas City Power and Light):
4.75%, Series A, 10/1/2007	1,000,000		1,069,820
4.75%, Series B, 10/1/2007	2,000,000		2,139,640
4.75%, Series D, 10/1/2007	1,000,000		1,069,820
Louisiana—3.5%
Calcasieu Parish Industrial Development Board, PCR
(Occidental Petroleum Project)
4.80%, 12/1/2006	3,000,000		3,197,310
Louisiana Correctional Facilities Corp., LR
5%, 12/15/2004	2,000,000		2,051,560
Saint Charles Parish, PCR
(Entergy Louisiana Inc. Project) 4.90%, 6/1/2005	4,900,000		5,024,411
Massachusetts—2.3%
Massachusetts Development Finance Agency:
EIR (Mead Westvaco Corp.)
2.25%, 11/1/2004	1,000,000		1,000,310
RRR (Semass System)
5%, 1/1/2005 (Insured; MBIA)	4,000,000		4,105,600

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and Educational Facilities
Authority, Revenue
(Partners Healthcare System) 5%, 7/1/2008	1,500,000	1,653,750
Michigan—6.1%
Michigan Hospital Finance Authority:
(Henry Ford Health System)
5%, 3/1/2005	1,000,000	1,031,190
(Sparrow Obligation Group):
5%, 11/15/2005	1,250,000	1,315,912
5%, 11/15/2006	1,500,000	1,608,795
5.25%, 11/15/2008	3,000,000	3,300,090
Michigan Strategic Fund, Exempt Facility Revenue
(Waste Management Inc. Project) 4.20%, 8/1/2004	5,000,000	5,037,200
University of Michigan, University Revenues
(Hospital) 5%, 12/1/2006	5,100,000	5,532,786
Montana—.4%
Forsyth, PCR (Portland General) 5.20%, 5/1/2009	1,000,000	1,074,990
Nevada—1.1%
Washoe County Airport Authority,
Airport System Improvement Revenue
5%, 7/1/2005 (Insured; FGIC)	3,025,000	3,161,911
New Hampshire—.7%
New Hampshire Business Finance Authority, PCR
(United Illuminating ) 3.50%, 2/1/2009	2,000,000	2,020,700
New Jersey—4.2%
New Jersey Economic Development Authority, Revenue:
Construction 5%, 6/15/2008	6,000,000	6,653,280
Department of Human Services (Pooled Financing)
4%, 7/1/2005	1,350,000	1,393,916
First Mortgage (Cadbury Corp. Project)
4.65%, 7/1/2006 (Insured; ACA)	1,565,000	1,618,633
Market Transition Facility
5%, 7/1/2005 (Insured; MBIA)	2,500,000	2,619,875
New Mexico—1.0%
Farmington, PCR Public Service (San Juan Project)
2.75%, 4/1/2004	2,000,000	2,000,000
Jicarilla Apache Nation, Revenue 4%, 9/1/2008	765,000	803,556
New York—10.0%
Long Island Power Authority, Electric System Revenue
4.50%, 6/1/2005	2,250,000	2,328,660
New York City 5%, 8/1/2006	1,500,000	1,611,375

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York State 5.625%, 8/15/2009	5,000,000	5,326,650
New York State Dormitory Authority:
(City University System Consolidated
Fifth General Resolution Revenue)
5.25%, 1/1/2009	2,000,000	2,230,100
LR (Court Facilities Lease-New York City Issue)
5%, 5/15/2007	3,500,000	3,800,230
(South Nassau Communities Hospital)
5.25%, 7/1/2009	945,000	1,041,494
New York State Mortgage Agency, Revenue
(Homeowner Mortgage) 5.15%, 9/1/2004	2,315,000	2,383,385
Tobacco Settlement Financing Corp.,
Revenue Asset Backed:
5%, 6/1/2006	1,200,000	1,277,640
4%, 6/1/2007	4,275,000	4,490,930
5%, 6/1/2007	2,000,000	2,164,900
TSASC Inc., Tobacco Flexible Amortization Bonds
5.125%, 7/15/2009	2,310,000	2,341,947
North Carolina—1.1%
North Carolina Capital Facilities Finance Agency,
Exempt Facilities, Revenue (Waste Management
of Carolinas Project) 4%, 8/1/2004	3,250,000	3,272,588
Ohio—3.4%
Hamilton County, Local District Cooling Facilities Revenue
(Trigen Cinergy) 4.90%, 6/1/2004	2,000,000	2,007,360
Lorain County, HR, Improvement (Catholic Healthcare):
5%, 10/1/2006	3,655,000	3,928,029
5.25%, 10/1/2007	3,515,000	3,862,423
Oklahoma—3.1%
Oklahoma Development Finance Authority, LR:
(Master Oklahoma State System Higher Education)
4%, 6/1/2006	1,000,000	1,050,480
(Oklahoma State System Higher Education)
3%, 12/1/2008 (Insured; MBIA)	1,000,000	1,028,600
Tulsa County Independent School District:
4%, 7/1/2005	1,125,000	1,165,016
4%, 7/1/2006	1,125,000	1,187,618
4%, 7/1/2007	1,125,000	1,201,849
4%, 7/1/2008	1,160,000	1,244,982
Tulsas Port Catoosa Facilities Authority, Revenue
(Cargill Inc. Project) 5.35%, 9/1/2006	2,100,000	2,282,322

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Pennsylvania—2.2%
Delaware County Industrial Development Authority,
PCR (Peco Energy Co. Project) 5.20%, 10/1/2004	3,000,000		3,046,800
Montgomery County Industrial Development Authority,
Revenue PCR (Peco Energy Co. Project)
5.30%, 10/1/2004	3,380,000		3,431,173
Rhode Island—.4%
Rhode Island Health and Educational Building Corp.,
Revenue (Hospital Financing)
3%, 9/1/2006 (LOC; Fleet National Bank)	1,165,000		1,196,537
South Carolina—.8%
College of Charleston, Higher Education Facilities Revenue:
4%, 10/1/2004 (Insured; FGIC)	1,100,000		1,116,170
4%, 10/1/2005 (Insured; FGIC)	1,145,000		1,192,426
Texas—9.6%
Dallas-Fort Worth International Airport, Revenue
5.50%, 11/1/2007 (Insured; MBIA)	4,330,000		4,795,692
Dallas Waterworks and Sewer System, Revenue
5%, 10/1/2006	3,500,000		3,793,650
Gulf Coast Waste Disposal Authority, SWDR
(Quaker Oats Co. Project) 5.70%, 5/1/2006	2,750,000		2,949,265
Houston Water and Sewer System, Revenue:
5%, 12/1/2005 (Insured; MBIA)	2,355,000		2,499,573
5%, 12/1/2007 (Insured; MBIA)	3,000,000		3,320,070
Matagorda County Navigation District Number 1, PCR
(Central Power) 2.15%, 11/1/2004	2,000,000		2,000,300
North Central Texas Health Facility Development Corp.,
Revenue (Baylor Health Care System Project)
5.50%, 5/15/2007	2,000,000		2,202,820
Rio Grande City, Consolidated Independent School
District Public Facilities Corp., LR
6.75%, 7/15/2010 (Prerefunded 7/15/2005)	6,000,000	[c]	6,490,680
Utah—.8%
Utah Board of Regents, Student Loan Revenue
5%, 5/1/2006	2,310,000		2,439,221
Virginia—7.5%
Fairfax County, Public Improvement
4%, 6/1/2005	10,000,000		10,338,800
Fairfax County Economic Development Authority, RRR
5.85%, 2/1/2006 (Insured; AMBAC)	4,000,000		4,297,360

The Fund

STATEMENT OF INVESTMENTS (continued)

		Principal
Long-Term Municipal Investments (continued)		Amount ($)		Value ($)

Virginia (continued)
Fredericksburg Industrial Development Authority,
Hospital Facilities Revenue
(Medicorp Health System) 5%, 8/15/2006		1,665,000		1,784,580
Roanoke Industrial Development Authority, HR
(Carilion Health System) 4%, 7/1/2006		3,235,000		3,403,996
Southwest Virginia Regional Jail Authority,
Jail Facilities Grant Anticipation Notes
3%, 9/1/2006 (Insured; MBIA)		2,000,000		2,039,360
Washington—.8%
Energy Northwest, Wind Project Revenue
4.30%, 7/1/2005		1,205,000		1,237,198
Washington, COP
(Department of Ecology)
4.50%, 4/1/2008 (Insured; AMBAC)		1,000,000		1,085,010
Wisconsin—3.0%
Badger, Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed Bonds
5.50%, 6/1/2006		2,000,000		2,068,480
Kaukauna, PCR (International Paper Co. Project)
5.40%, 5/1/2004		3,610,000		3,621,155
Racine, SWDR (Republic Services Project)
3.25%, 4/1/2009		3,000,000	[d]	2,975,370
U.S. Related—2.0%
Commonwealth of Puerto Rico:
5%, 7/1/2008		4,000,000		4,384,600
Virgin Islands Public Finance Authority, Revenue
6%, 10/1/2006		1,220,000		1,304,180

Total Investments (cost $	286,873,831)	100.3%		292,203,899
Liabilities, Less Cash and Receivables		(.3%)		(832,335)
Net Assets		100.0%		291,371,564

Summary of Abbreviations

ACA	American Capital Access	HR	Hospital Revenue
AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors
EIR	Environmental Improvement		Assurance Insurance
	Revenue		Corporation
FGIC	Financial Guaranty Insurance	MFHR	Multi-Family Housing Revenue
	Company	PCR	Pollution Control Revenue
FHLB	Federal Home Loan Bank	RRR	Resources Recovery Revenue
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	24.3
AA		Aa		AA	22.8
A		A		A	24.2
BBB		Baa		BBB	20.3
F1		MIG1/P1		SP1/A1	7.1
Not Rated [e]		Not Rated [e]		Not Rated [e]	1.3
					100.0

a Inverse floater security—the interest rate is subject to change periodically.

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2004, these securities amounted to $5,494,500 or 1.9% of net assets.

c	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d	Purchased on a delayed delivery basis.
e	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			286,873,831	292,203,899
Interest receivable				3,849,715
Receivable for shares of Beneficial Interest subscribed				25,034
Prepaid expenses				50,016
				296,128,664

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)				151,518
Cash overdraft due to Custodian				1,121,670
Payable for investment securities purchased				3,000,000
Payable for shares of Beneficial Interest redeemed				426,041
Accrued expenses				57,871
				4,757,100

Net Assets ( $)				291,371,564

Composition of Net Assets ($):
Paid-in capital				291,974,921
Accumulated net realized gain (loss) on investments				(5,933,425)
Accumulated net unrealized appreciation
(depreciation) on investments				5,330,068

Net Assets ( $)				291,371,564

Net Asset Value Per Share
	Class A	Class B	Class D	Class P

Net Assets ($)	9,515,867	1,292,153	276,976,134	3,587,410
Shares Outstanding	736,123	99,926	21,417,371	277,297

Net Asset Value Per Share ($)	12.93	12.93	12.93	12.94

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2004

Investment Income ($):
Interest Income	10,547,227
Expenses:
Management fee—Note 3(a)	1,540,699
Distribution fees—Note 3(b)	302,859
Shareholder servicing costs—Note 3(c)	152,508
Professional fees	117,191
Registration fees	96,637
Custodian fees	36,877
Prospectus and shareholders’ reports	19,509
Trustees’ fees and expenses—Note 3(d)	10,394
Loan commitment fees—Note 2	3,131
Miscellaneous	39,469
Total Expenses	2,319,274
Investment Income—Net	8,227,953

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,612,855
Net unrealized appreciation (depreciation) on investments	(2,853,002)
Net Realized and Unrealized Gain (Loss) on Investments	(1,240,147)
Net Increase in Net Assets Resulting from Operations	6,987,806

See notes to financial statements.

The Fund

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2004	2003[a]

Operations ($):
Investment income—net	8,227,953	11,446,283
Net realized gain (loss) on investments	1,612,855	(5,325,370)
Net unrealized appreciation
(depreciation) on investments	(2,853,002)	7,485,200
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,987,806	13,606,113

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(187,323)	(97)
Class B shares	(12,100)	(71)
Class D shares	(7,946,793)	(11,506,110)
Class P shares	(58,051)	(2)
Net realized gain on investments:
Class D shares	—	(91,687)
Total Dividends	(8,204,267)	(11,597,967)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	13,598,335	102,062
Class B shares	1,386,600	106,193
Class D shares	63,544,078	117,224,564
Class P shares	4,817,438	1,000
Dividends reinvested:
Class A shares	145,214	97
Class B shares	9,342	71
Class D shares	6,841,893	9,972,153
Class P shares	48,998	2
Cost of shares redeemed:
Class A shares	(4,317,986)	—
Class B shares	(208,007)	—
Class D shares	(113,596,902)	(163,953,585)
Class P shares	(1,268,925)	—
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(28,999,922)	(36,547,443)
Total Increase (Decrease) in Net Assets	(30,216,383)	(34,539,297)

Net Assets ($):
Beginning of Period	321,587,947	356,127,244
End of Period	291,371,564	321,587,947

		Year Ended March 31,

	2004	2003[a]

Capital Share Transactions:
Class Ab
Shares sold	1,050,211	7,843
Shares issued for dividends reinvested	11,218	8
Shares redeemed	(333,157)	—
Net Increase (Decrease) in Shares Outstanding	728,272	7,851

Class Bb
Shares sold	107,110	8,155
Shares issued for dividends reinvested	721	6
Shares redeemed	(16,066)	—
Net Increase (Decrease) in Shares Outstanding	91,765	8,161

Class D
Shares sold	4,902,719	9,012,462
Shares issued for dividends reinvested	527,858	766,629
Shares redeemed	(8,765,084)	(12,612,483)
Net Increase (Decrease) in Shares Outstanding	(3,334,507)	(2,833,392)

Class P
Shares sold	371,482	77
Shares issued for dividends reinvested	3,782	—
Shares redeemed	(98,044)	—
Net Increase (Decrease) in Shares Outstanding	277,220	77

a The fund commenced offering four classes of shares on March 12, 2003.The existing shares were redesignated Class D shares and the fund added Class A, Class B and Class P shares.

b During the period ended March 31, 2004, 16,012 Class B shares representing $207,307 were automatically converted to 16,013 class A shares.

See notes to financial statements.

The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended March 31,

Class A Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.98	13.06
Investment Operations:
Investment income—net[b]	.33	.02
Net realized and unrealized
gain (loss) on investments	(.05)	(.08)
Total from Investment Operations	.28	(.06)
Distributions:
Dividends from investment income—net	(.33)	(.02)
Net asset value, end of period	12.93	12.98

Total Return (%)[c]	2.17	(.46)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.87	1.14[e]
Ratio of net investment income
to average net assets	2.47	3.25[e]
Portfolio Turnover Rate	38.06	77.91

Net Assets, end of period ($ x 1,000)	9,516	102

a From March 12, 2003 (commencement of initial offering) to March 31, 2003.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

	Year Ended March 31,

Class B Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.98	13.06
Investment Operations:
Investment income—net[b]	.22	.01
Net realized and unrealized
gain (loss) on investments	(.05)	(.08)
Total from Investment Operations	.17	(.07)
Distributions:
Dividends from investment income—net	(.22)	(.01)
Net asset value, end of period	12.93	12.98

Total Return (%)[c]	1.35	(.50)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.69	1.83[e]
Ratio of net investment income
to average net assets	1.67	1.91[e]
Portfolio Turnover Rate	38.06	77.91

Net Assets, end of period ($ x 1,000)	1,292	106

a From March 12, 2003 (commencement of initial offering) to March 31, 2003.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class D Shares	2004	2003[a]	2002[b]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.98	12.91	13.01	12.81	13.08
Investment Operations:
Investment income—net	.35[c]	.43[c]	.52[c]	.55	.54
Net realized and unrealized
gain (loss) on investments	(.05)	.08	(.10)	.20	(.27)
Total from Investment Operations	.30	.51	.42	.75	.27
Distributions:
Dividends from investment income—net	(.35)	(.44)	(.52)	(.55)	(.54)
Dividends from net realized
gain on investments	—	(.00)[d]	—	—	(.00)[d]
Total Distributions	(.35)	(.44)	(.52)	(.55)	(.54)
Net asset value, end of period	12.93	12.98	12.91	13.01	12.81

Total Return (%)	2.31	3.99	3.24	5.96	2.10

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.75	.72	.69	.71	.73
Ratio of net investment income
to average net assets	2.68	3.34	3.98	4.26	4.15
Portfolio Turnover Rate	38.06	77.91	54.94	37.77	39.10

Net Assets, end of period ($ x 1,000)	276,976	321,379	356,127	280,379	270,181

a The fund commenced offering four classes of shares on March 12, 2003.The existing shares were redesignated Class D shares and the fund added Class A, Class B and Class P.

b	As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended March 31, 2002 was to increase net investment income per share by $.01, and decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 3.96% to 3.98%. Per share data and ratios/supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

c	Based on average shares outstanding at each month end.
d	Amount represents less than $.01 per share.

See notes to financial statements.

	Year Ended March 31,

Class P Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.98	13.06
Investment Operations:
Investment income—net[b]	.32	.02
Net realized and unrealized
gain (loss) on investments	(.03)	(.08)
Total from Investment Operations	.29	(.06)
Distributions:
Dividends from investment income—net	(.33)	(.02)
Net asset value, end of period	12.94	12.98

Total Return (%)	2.24	(.45)[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.87	.94[d]
Ratio of net investment income
to average net assets	2.41	2.90[d]
Portfolio Turnover Rate	38.06	77.91

Net Assets, end of period ($ x 1,000)	3,587	1

a From March 12, 2003 (commencement of initial offering) to March 31, 2003.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class D and Class P. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class P shares are sold at net asset value per share with a minimum initial investment of $100,000. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class A shares purchased at net asset value (an investment of $250,000 or more) will have a CDSC imposed on redemptions made within eighteen months of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,759 during the period ended March 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $5,933,425 and unrealized appreciation $5,407,348.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2004. If not applied, $82,442 of the carryover expires in fiscal 2008, $304,210 expires in fiscal 2009, $5,502,769 expires in fiscal 2011 and $44,004 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2004 and March 31, 2003, were as follows: tax exempt income $8,204,267 and $11,506,280 and ordinary income $0 and $91,687, respectively.

During the period ended March 31, 2004, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $23,686, increased accumulated net realized gain (loss) on investments by $2,873,602 and decreased paid-in capital by $2,849,916. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed with respect to Class D shares, 1 1 / 2 % of the value of the fund’s average daily net assets attributable to Class D shares, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 2004, there was no expense reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $124,086, Rule 12b-1 distribution plan fees $24,311 and shareholder services plan fees $3,121.

During the period ended March 31, 2004, the Distributor retained $5,557 earned from commissions on sales of the fund’s Class A shares and $20 from contingent deferred sales charges on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class D shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B shares and .10 of 1% of the value of the average daily net assets of Class D shares. During the period ended March 31, 2004, Class B and Class D shares were charged $5,474 and $297,385, respectively, pursuant to the Plan.

The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class P shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class P shares, for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class P shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2004, Class A, Class B and Class P shares were charged $19,011, $1,825 and $6,053, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $76,614 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2004, amounted to $115,499,161 and $152,569,101, respectively.

At March 31, 2004, the cost of investments for federal income tax purposes was $286,796,551; accordingly, accumulated net unrealized appreciation on investments was $5,407,348, consisting of $5,546,646 gross unrealized appreciation and $139,298 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Short-Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Short-Intermediate Municipal Bond Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
May 7, 2004

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2004 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (70) Board Member (1997)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
  Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

Other Board Memberships and Affiliations:

  Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

Lucy Wilson Benson (76) Board Member (1990)

Principal Occupation During Past 5 Years:

• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:

  The International Executive Services Corps, Director
  Citizens Network for Foreign Affairs,Vice Chairperson
  Council on Foreign Relations, Member
  Lafayette College Board of Trustees,Vice Chairperson Emeritus
  Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 39

David W. Burke (68) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83

———————

Whitney I. Gerard (69) Board Member (1989)

Principal Occupation During Past 5 Years:

• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 37

———————

Arthur A. Hartman (78) Board Member (1990)

Principal Occupation During Past 5 Years:

  Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
  Advisory Council Member to Barings-Vostok

Other Board Memberships and Affiliations:

• APCO Associates, Inc., Senior Consultant

No. of Portfolios for which Board Member Serves: 37

———————

George L. Perry (70) Board Member (1990)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

Other Board Memberships and Affiliations:

  State Farm Mutual Automobile Association, Director
  State Farm Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 96 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 96 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 97 investment companies (comprised of 201 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 94 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 97 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 25 investment companies (comprised of 82 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 97 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 59 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 97 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 92 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund

NOTES

For More Information

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Dreyfus Premier
Short-Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation

0591AR0304

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the

"Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,900 in 2003 and $27,195 in 2004.

     (b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2003 and $0 in 2004.

     The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of he annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2003 and $288,500 in 2004.

     Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

     (c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $0 in 2003 and $2,794 in 2004. These services consisted of (i) review or preparation of U.S. federal,

P:\Edgar Filings\Pending\591\n-csr annual\formncsrannual591.DOC state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

     The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

     (d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $0 in 2003 and $178 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

     The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

     Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

     Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $483,587 in 2003 and $639,435 in 2004.

     Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

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Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	May 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	May 27, 2004
By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	May 27, 2004
EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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